UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2010

BLUE SPHERE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

409 – 4th Floor, Tsui King House, Choi Lung Estate, Kowloon, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (702) 533-3083

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2010, we took assignment from Carbon MPV Limited, of an agreement to implement a project to reduce nitrous oxide emissions from a nitric acid production plant in Uzbekistan.

A copy of the assignment agreement, the joint venture agreement and the news release are attached as exhibits to this current report.

Item 15. Financial Statements and Exhibits.

Exhibits
10.1	Assignment of AOA Navoiazot Agreement dated March 15, 2010
10.2	Joint Venture Agreement between Navoiazot and Carbon MPV Limited with respect to abating N2O dated November 26, 2009
99.1	News release dated March 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORP.

Per:
/s/ Shlomo Palas
Shlomo Palas
Chief Executive Officer
Date: March 16, 2010